UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2009

VERENIUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Cambridge Parkway, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 11, 2009, Verenium Corporation (the “Company”) issued a press release announcing the Company’s preliminary financial results for first quarter ended March 31, 2009, including explanatory information regarding the Company’s required adoption of Financial Accounting Standards Board’s Accounting Principles Board Opinion No. 14-1 (“APB 14-1”), “Accounting for Convertible Debt Instruments that May be Settled in Cash upon Conversion (Including Partial Cash Settlement),” and Emerging Issues Task Force Statement No. 07-05 (“EITF 07-05”), “Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity’s Own Stock,” which have revised the required accounting treatment of the Company’s 8 percent convertible notes (the “2008 Notes”). The Company engaged a leading international accounting firm to assist in the assessment of the technical accounting and related valuations resulting from this required change in accounting treatment. The Company reported that, at the time of its press release on May 11, 2009, the assessment was still subject to finalization by the Company and review by its independent registered public accounting firm and that the adoption of APB 14-1 and EITF 07-05 might result in revisions to certain non-cash elements of the first quarter 2009 operating results as reported in the press release.

The Company has completed its assessment of the technical accounting and related valuations resulting from this required change in accounting treatment for the 2008 Notes, and has filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, reflecting revisions to the non-cash gains previously reported. As a result of these revisions, the Company has reported net income of $3.3 million for the three months ended March 31, 2009, as compared to a net loss of $0.3 million as originally reported in its press release dated May 11, 2009. Adjusted for non-cash gains related to the 2008 Notes, the Company’s non-GAAP pro forma net loss for the quarter ended March 31, 2009 remained unchanged at $13.6 million from what was originally reported in the press release dated May 11, 2009. The Company believes that excluding the non-cash impact of these items provides a more consistent measure of operating results.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Revised Unaudited Condensed Consolidated Statement of Operations and Unaudited Non-GAAP Pro Forma Financial Information of Verenium Corporation for the quarterly period ended March 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERENIUM CORPORATION

Dated: May 18, 2009	By:	/s/ James E. Levine
	Name:	James E. Levine
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Revised Unaudited Condensed Consolidated Statement of Operations and Unaudited Non-GAAP Pro Forma Financial Information of Verenium Corporation for the quarterly period ended March 31, 2009